UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): October 21, 2005


                             AGU Entertainment Corp.
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             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


           005-79752                                    84-1557072
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   (Commission File Number)                 (IRS Employer Identification No.)


  3200 West Oakland Park Blvd., Lauderdale Lakes, Florida            33311
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        (Address of Principal Executive Offices)                  (Zip Code)


                                 (954) 714-8100
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              (Registrant's Telephone Number, Including Area Code)


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statements

      This document may include a number of "forward-looking statements" as that term is defined in Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Securities Exchange Act of 1934, as amended. These statements reflect management's current views with respect to future events and financial performance and include statements regarding management's intent, belief or current expectations, which are based upon assumptions about future conditions that may prove to be inaccurate. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance, involve risk and uncertainties, and that as a result, actual results may differ materially from those contemplated by such forward-looking statements. Such risks include, among other things, the volatile and competitive markets in which we operate, our limited operating history, our limited financial resources, our ability to manage our growth and the lack of an established trading market for our securities. When considering forward-looking statements, readers are urged to carefully review and consider the various disclosures, including risk factors and their cautionary statements, made by us in this document and in our reports filed with the Securities and Exchange Commission.

Item 1.01 Entry into a Material Definitive Agreement.

Tarragon Bridge Loan

      As previously disclosed by AGU Entertainment Corp. (the "Company") on its Current Report on Form 8-K filed on September 8, 2005, the Company entered into an agreement for purchase and sale, dated as of August 29, 2005 (the "Agreement for Purchase and Sale"), with Tarragon South Development Corp. ("Tarragon") pursuant to which the Company agreed to sell and Tarragon agreed to buy the Company's property located at 3200 West Oakland Park Boulevard in Lauderdale Lakes, Florida (the "Lauderdale Property").

      In connection with the Agreement for Purchase and Sale, on September 1, 2005, the Company and Tarragon also entered into a side letter, dated August 29, 2005 (the "Side Letter"), pursuant to which Tarragon agreed to loan $2.5 million (the "Loan") to the Company to be advanced as follows: (i) one tranche in the aggregate amount of $750,000 to be released from escrow upon satisfaction of the conditions described below; (ii) a second tranche in the aggregate amount of no more than $750,000 to be advanced upon satisfaction of the conditions described below, no later than October 1, 2005; and (iii) a third tranche in the aggregate amount of no more than $1.0 million to be advanced upon satisfaction of the conditions described below (including the conditions of the Easement Search Letter described below), no later than November 1, 2005. The conditions to advancing each tranche of the Loan are as follows: (i) payment by the Company of all costs associated with the Loan; (ii) absence of defaults under the Loan;
(iii) Tarragon's receipt of the title insurance insuring the lien of Tarragon's mortgage on the Lauderdale Property; (iv) receipt of an ALTA survey of the Lauderdale Property certified to Tarragon; (v) receipt of insurance for the Lauderdale Property, naming Tarragon as an additional insured, in amounts and from companies as are reasonably acceptable to Tarragon; (vi) receipt of documentation evidencing the authority of the Company to execute the documents evidencing the Loan, including an opinion of counsel as to the enforceability of the documents evidencing the Loan; and (vii) any other conditions as may be reasonable and customary, including approval from the holders of the first and second mortgages on the Lauderdale Property. As of October 21, 2005, the only remaining condition to advancing monies under the Loan is the condition contained in the Easement Search Letter described below.

      On October 21, 2005, the Company issued a promissory note, dated October 21, 2005, in the aggregate principal amount of $2.5 million to Tarragon (the "Promissory Note") and received cash in the amount of $1.5 million from Tarragon, the first and second tranches of the Loan. Pursuant to the Promissory Note, the remaining $1.0 million, or third tranche of the Loan, is expected to be provided to the Company no later than November 1, 2005, subject to the Company's compliance with the conditions of the Easement Search Letter described below. Pursuant to the terms of the Promissory Note, the Loan will accrue interest at a rate per annum of 6.5% with interest due and payable monthly; provided however, in the event that no event of default exists, the interest will be deferred and paid upon the maturity of the Loan. The Loan will mature no later than a date that is earlier to occur of (i) the date of closing of the purchase and sale of the Lauderdale Property, and (ii) December 15, 2005. In the event of the continuation of any default in payment for a period of ten days after such payment is due, the holder may declare the entire unpaid principal and interest immediately due and payable. In order to compensate the holder of the Promissory Note for loss and expense occasioned by handling delinquent payments, the Company must pay, in addition to any interest, a service charge equal to 5% of the amount of any payment received by the holder ten days or more after the due date thereof. Upon the occurrence of any default under the Promissory Note or any default under the loan documents related to the third mortgage on the Lauderdale Property, the Company must pay the holder, on demand, interest on all sums outstanding under the Promissory Note at the lessor of (i) the maximum rate permitted by applicable law or (ii) 18% per annum.

      In connection with the Loan, the Company and Tarragon entered into an Easement Search Letter, dated October 21, 2005 (the "Easement Search Letter"), pursuant to which Tarragon agreed to close on the Loan without the receipt of the final search of the public records to determine if a certain beneficial easement applies to the Lauderdale Property. The Company acknowledged and agreed that the search would be performed no later than November 4, 2005. Until the Company complies with the terms of the Easement Search Letter, Tarragon is not obligated to further the remaining monies under the Loan. In light of the recent weather conditions in southern Florida, it is unclear weather the Company will be able to perform the final search within the stated timeframe.

      In addition, in connection with the Loan, the Company and Tarragon entered into a Third Mortgage Deed and Security Agreement and a Third Assignment of Rents, Leases and Deposits, each dated as of October 21, 2005, pursuant to which the Company's performance of all conditions in the Promissory Note are secured by a third mortgage on the Lauderdale Property (including all of the Company's rights, title and interest as lessor in and to all leases or rental arrangements of the Lauderdale Property). In addition, on October 21, 2005, Tarragon entered into a Subordination Agreement, dated as of October 21, 2005, with the holders of the first and second mortgages on the Lauderdale Property, which was agreed to, accepted and acknowledged by the Company, pursuant to which the parties agreed that Tarragon's mortgage on the Lauderdale Property and other obligations due from the Company to Tarragon will be subordinate to the first and second mortgages on the Lauderdale Property and other obligations due from the Company to the holders of the first and second mortgages.

      In connection with the Loan, the Company, Tarragon and the City of Lauderdale Lakes (the "City") entered into a Tri-Party Developer's Agreement, dated as of October 21, 2005 (the "Tri-Party Agreement"), pursuant to which the City agreed to subordinate its interest under its notices of violation, which relates to certain items of non-compliance regarding various regulations that apply to the Lauderdale Property, if the Company and Tarragon agreed that $350,000 of the $2.5 million Loan would be held back by Tarragon as security for the City that the required repairs would be performed. As a condition precedent to the City's agreement to subordinate its interests, (i) the repairs must be completed no later than February 15, 2006, or the buildings on the Lauderdale Property must be completely demolished and the grounds completely planted no later than March 16, 2006; and (ii) there must be no foreclosure action pending pertaining to the first or second mortgages on the Lauderdale Property. If the repairs or the demolition and planting are completed within the required timeframe, the City's notice of violation will be discharged, and its interest in the $350,000 will be released, whereupon Tarragon may pay the $350,000 to the Company. The holders of the first and second mortgages on the Lauderdale Property each consented to the Tri-City Agreement.

Buntrock Promissory Note

      On October 21, 2005, the Company issued a promissory note, dated October 21, 2005, in the aggregate principal amount of $250,000 (the "Buntrock Note") to Charley Zeches, in her capacity as trustee of Lakes Holding Trust ("Zeches"), as consideration for past defaults by the Company under the first mortgage. The Company will not receive any additional cash in connection with the Buntrock Note. Zeches is the holder of the first mortgage on the Lauderdale Property. The Buntrock Note bears interest at the applicable Internal Revenue Service federal interest rate per annum, as adjusted from time to time, and matures on the earlier of (i) the date of closing of the purchase and sale of the Lauderdale Property or (ii) December 23, 2005. In the event of the continuation of any default in payment for a period of ten days after such payment is due, Zeches may declare the entire unpaid principal and interest immediately due and payable. In order to compensate the holder of the Buntrock Note for loss and expense occasioned by handling delinquent payments, the Company must pay, in addition to any interest, a service charge equal to 5% of the amount of any payment received by the holder ten days or more after the due date thereof. Upon the occurrence of any default under the Buntrock Note or any default under the loan documents related to the first mortgage on the Lauderdale Property, the Company must pay the holder, on demand, interest on all sums outstanding under the Buntrock Note at the lessor of (i) the maximum rate permitted by applicable law or (ii) 18% per annum.

      In addition, in connection with the Buntrock Note, the Company and Zeches entered into Amendment No. 3 to Agreement for Purchase and Sale, dated as of October 21, 2005, pursuant to which Zeches agreed to waive certain defaults under the first mortgage and the Company agreed to issue 175,000 shares of the Company's common stock to Elizabeth Buntrock and 125,000 shares to Steve Adelstein, Ms. Buntrock's counsel.

      In connection with the Buntrock Note, the Company and Buntrock entered into a Receipt for Future Advance and Mortgage Modification Agreement, dated as of October 21, 2005, pursuant to which the Buntrock Note is deemed to made pursuant to the terms of the first mortgage on the Lauderdale Property, and is fully secured by the first mortgage and the loan documents related to the first mortgage on the Lauderdale Property.

      The foregoing brief summaries of the agreements, letters and notes are not intended to be complete and are qualified in their entirety by reference to the full and complete text of such documents, which are attached to this Current Report on Form 8-K as exhibits or incorporated herein by reference. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

      See the disclosure above under Item 1.01.

Item 3.02 Unregistered Sales of Equity Securities.

      The Company issued shares of common stock in connection with the Buntrock Promissory Note described above. See the disclosure in Item 1.01 above. The Company maintains that the issuance of the securities is exempt under the Securities Act of 1933, as amended (the "Securities Act"), in reliance upon Regulation D promulgated thereunder as a transaction by an issuer not involving a public offering.

      No underwriters were employed in the transactions. The securities will be deemed restricted securities for purposes of the Securities Act.

Item 9.01 Financial Statements and Exhibits.

      (c)   Exhibits.

            10.1 Agreement for Purchase and Sale, dated as of August 29, 2005, by and between AGU Entertainment Corp. and Tarragon South Development Corp. (includes the Side Letter) (incorporated by reference to the Company's Current Report on Form 8-K filed on September 8, 2005).

            10.2 Promissory Note, dated October 21, 2005, issued by AGU Entertainment Corp. to Tarragon South Development Corp.

            10.3 Third Mortgage Deed and Security Agreement, dated as of October 21, 2005, by and among AGU Entertainment Corp. and Tarragon South Development Corp. AGU will furnish to the
                  Securities and Exchange Commission a copy of any omitted exhibits or schedules upon request.

            10.4 Third Assignment of Rents, Leases and Deposits, dated as of October 21, 2005, by and among AGU Entertainment Corp. and Tarragon South Development Corp. AGU will furnish to the
                  Securities and Exchange Commission a copy of any omitted exhibits or schedules upon request.

            10.5 Subordination Agreement, dated as of October 21, 2005, by and among Charley Zeches, in her capacity as trustee of Lakes Holdings Trust, Mitchell Entertainment Company, Tarragon South Development Corp, as agreed to, accepted and acknowledged by AGU Entertainment Corp. AGU will furnish to the Securities and Exchange Commission a copy of any omitted exhibits or schedules upon request.

            10.6 Tri-Party Developer's Agreement, dated as of October 21, 2005, by and among the City of Lauderdale Lakes, AGU Entertainment Corp. and Tarragon South Development Corp.

            10.7 Mortgage Deed and Security Agreement, effective as of December 20, 2004, by and between AGU Entertainment Corp. and Charley Zeches, in her capacity as trustee of Lakes Holding Trust U/A (incorporated by reference to the Company's Current Report on Form 8-K filed December 29, 2004).

            10.8 Promissory Note, dated October 21, 2005, issued by AGU Entertainment Corp. to Charley Zeches, in her capacity as trustee of Lakes Holding Trust U/A.

            10.9 Receipt for Future Advance and Mortgage Modification Agreement, dated as of October 21, 2005, by and between AGU Entertainment Corp. and Charley Zeches, in her capacity as trustee of Lakes Holding Trust U/A.

            10.10 Easement Search Letter, dated October 21, 2005.

            10.11 Notice  of  Limitation  on  Mortgage  Future  Advance  by  AGU
                  Entertainment Corp. relating to mortgage in favor of Mitchell Entertainment Company.

            10.12 Amendment No. 3 to Agreement  for Purchase and Sale,  dated as of October 21, 2005, by and between AGU Entertainment Corp. and Charley Zeches, in her capacity as trustee of Lakes Holding Trust U/A (to be filed by amendment).

                                   Signatures

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 27, 2005                     AGU ENTERTAINMENT CORP.


                                            By: /s/ John W. Poling
                                                --------------------------------
                                                Name:  John W. Poling
                                                Title: Chief Financial Officer

                                  Exhibit Index

Exhibit No.    Description
-----------    -----------

10.1 Agreement for Purchase and Sale, dated as of August 29, 2005, by and between AGU Entertainment Corp. and Tarragon South Development Corp. (includes the Side Letter) (incorporated by reference to the Company's Current Report on Form 8-K filed on September 8, 2005).

10.2           Promissory   Note,   dated  October  21,  2005,   issued  by  AGU
               Entertainment Corp. to Tarragon South Development Corp.

10.3 Third Mortgage Deed and Security Agreement, dated as of October 21, 2005, by and among AGU Entertainment Corp. and Tarragon South Development Corp. AGU will furnish to the Securities and Exchange Commission a copy of any omitted exhibits or schedules upon request.

10.4 Third Assignment of Rents, Leases and Deposits, dated as of October 21, 2005, by and among AGU Entertainment Corp. and Tarragon South Development Corp. AGU will furnish to the Securities and Exchange Commission a copy of any omitted exhibits or schedules upon request.

10.5 Subordination Agreement, dated as of October 21, 2005, by and among Charley Zeches, in her capacity as trustee of Lakes Holdings Trust, Mitchell Entertainment Company, Tarragon South Development Corp, as agreed to, accepted and acknowledged by AGU Entertainment Corp. AGU will furnish to the Securities and Exchange Commission a copy of any omitted exhibits or schedules upon request.

10.6 Tri-Party Developer's Agreement, dated as of October 21, 2005, by and among the City of Lauderdale Lakes, AGU Entertainment Corp. and Tarragon South Development Corp.

10.7 Mortgage Deed and Security Agreement, effective as of December 20, 2004, by and between AGU Entertainment Corp. and Charley Zeches, in her capacity as trustee of Lakes Holding Trust U/A
               (incorporated by reference to the Company's Current Report on Form 8-K filed December 29, 2004).

10.8           Promissory   Note,   dated  October  21,  2005,   issued  by  AGU
               Entertainment Corp. to Charley Zeches, in her capacity as trustee of Lakes Holding Trust U/A.

10.9 Receipt for Future Advance and Mortgage Modification Agreement, dated as of October 21, 2005, by and between AGU Entertainment Corp. and Charley Zeches, in her capacity as trustee of Lakes Holding Trust U/A.

10.10          Easement Search Letter, dated October 21, 2005.

10.11          Notice  of   Limitation  on  Mortgage   Future   Advance  by  AGU
               Entertainment Corp. relating to mortgage in favor of Mitchell Entertainment Company.

10.12 Amendment No. 3 to Agreement for Purchase and Sale, dated as of October 21, 2005, by and between AGU Entertainment Corp. and Charley Zeches, in her capacity as trustee of Lakes Holding Trust U/A (to be filed by amendment).